Stewart Capital Mutual Funds
Exhibit 12(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Malcolm E. Polley, certify to my knowledge that:

1.
The Form N-CSR of the Registrant for the period ended December 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 7, 2013

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Stewart Capital Mutual Funds for purposes of the Securities Exchange Act of 1934.

Stewart Capital Mutual Funds
Exhibit 12(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Timothy P. McKee, certify to my knowledge that:

3.
The Form N-CSR of the Registrant for the period ended December 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 7, 2013

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Stewart Capital Mutual Funds for purposes of the Securities Exchange Act of 1934.